SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION OF EACH OF THE LISTED FUNDS

Deutsche Bond VIP Deutsche California Tax-Free Income Fund Deutsche Enhanced Commodity Strategy Fund Deutsche Floating Rate Fund Deutsche Global High Income Fund	Deutsche Global Inflation Fund Deutsche High Conviction Global Bond Fund Deutsche High Income Fund Deutsche High Income VIP Deutsche Intermediate Tax/AMT Free Fund Deutsche Managed Municipal Bond Fund	Deutsche Massachusetts Tax-Free Fund Deutsche New York Tax-Free Income Fund Deutsche Short-Term Municipal Bond Fund Deutsche Strategic High Yield Tax-Free Fund Deutsche Total Return Bond Fund

Effective on or about November 1, 2017, the following disclosure is added to the “Main investments” disclosure contained in the “Fund Details” section of each fund's prospectus and in the sub-section “Bonds and Commercial Paper Ratings” of the “RATINGS OF INVESTMENTS” section in Part II of each fund’s Statement of Additional Information:

If a fixed income security is rated differently among the three major ratings agencies (i.e. Moody’s Investor Services, Inc., Fitch Investors Services, Inc., and Standard & Poor’s Ratings Group), portfolio management would rely on the highest credit rating for purposes of the fund’s investment policies.

Please Retain This Supplement for Future Reference

October 30, 2017

PRO-SAISTKR-392